Genprex

REPROGRAMMING THE COURSE OF CANCER

NASDAQ: GNPX

FORWARD-LOOKING STATEMENTS

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding our achievement of key milestones, our ability to advance the clinical development, manufacturing and commercialization of our product candidates, and the effects of our product candidates on cancer. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer, the timing and success of our clinical trials and planned clinical trials of our product candidates and the timing and success of obtaining FDA approval of our product candidates. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, the effects of Fast Track Designation, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer, the timing of our IND filings and amendments, the timing and outcome of FDA action with respect to our IND filings and amendments, the timing and our ability to contract with clinical sites and to enroll patients in its clinical trials, the timing and success of our clinical trials and planned clinical trials of our product candidates and the timing and success of obtaining FDA approval of our product candidates. These and other risks and uncertainties are described more fully under the caption "Risk Factors" in our filings and reports with the United States Securities and Exchange Commission. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

This presentation highlights basic information about our company. Because it is a summary, it does not contain all of the information you should consider before investing in our company. Further information about our company may be found in our public filings and reports with the United States Securities and Exchange Commission.

21ST CENTURY GENE THERAPY FOR CANCER

LEARNING FROM THE PAST TO TREAT PATIENTS IN THE PRESENT, WITH TECHNOLOGY EQUIPPED TO CHANGE THE FUTURE

WHO WE ARE

Genprex, Inc. is a clinical-stage gene therapy company developing a new approach to treating cancer based upon a **novel proprietary technology platform**, including Genprex's lead product candidate – Oncoprex™ – an immunogene therapy for non-small cell lung cancer (NSCLC).

MARKET GAPS AND UNMET NEEDS

The majority of cancer patients are **poor candidates** for targeted therapies and immunotherapies or develop **resistance** to those drugs.

ONCOPREX™

Oncoprex is a first-in-class **immunogene therapy**, which uses a proprietary, **non-viral nanoparticle** to deliver tumor suppressor genes that are synergistic with cancer-killing drugs.

CUTTING-EDGE THERAPY

Through our unique gene therapy **platform** we can explore the therapeutic benefit of multiple **tumor suppressor genes** and multiple drug synergies across multiple cancer indications.

COMPANY HIGHLIGHTS

KEY CORPORATE ACHIEVEMENTS

Genprex is developing potentially life-changing gene technologies based upon our novel proprietary technology platform, including our initial product candidate, Oncoprex™ immunogene therapy.

A Phase I clinical trial showed that Oncoprex selectively and preferentially targets primary and metastatic tumor cells, and it established a Maximum Tolerated Dose.

Interim data from a Phase I/II trial for non-small cell lung cancer (NSCLC) showed a 78% disease control rate.

Clinical and pre-clinical data have shown that Oncoprex is synergistic with EGFR TKI targeted therapy and with anti-PD1 and CLTA-4 immunotherapies.

Received Fast Track Designation for Oncoprex + Osimertinib for NSCLC in January 2020

Genprex plans to file two INDs for its Oncoprex clinical programs in the 1st Quarter of 2020.

FAST TRACK DESIGNATION



- Genprex received Fast Track Designation for **Oncoprex + EGFR inhibitor osimertinib** for NSCLC patients that progressed on osimertinib alone
- Osimertinib (AstraZeneca's Tagrisso®) is on pace for **$3B+ in 2019 worldwide gross sales**, and it is their highest grossing product
- FTD is for therapies showing potential to **address unmet medical needs** for a serious or life-threatening disease
- FTD helps **facilitate** drug development, **expedites** regulatory review and **opens potential doorways** for accelerated approval, rolling review of subsequent BLA and priority review

PROBLEM: FEW PATIENTS BENEFIT FROM MODERN THERAPIES

LIMITATIONS TO NSCLC TREATMENT

	TARGETED THERAPIES	IMMUNOTHERAPIES
PATIENT ELIGIBILITY	**10%** Of patients have an activating EGFR mutation and can benefit from targeted therapies[1]	**12%** Of patients are eligible for and benefit from immunotherapies[2]
LIMITED BENEFITS	**"Drug resistance becomes inevitable over time"[1]**	**"Few patients obtain any durable benefit and many relapse with drug resistant disease"[3]**

1. El-Telbany A, Ma PC. Cancer genes in lung cancer: racial disparities: are there any?. Genes Cancer. 2012;3(7-8):467-480. doi:10.1177/1947601912465177
2. Haslam A, Prasad V. Estimation of the Percentage of US Patients With Cancer Who Are Eligible for and Respond to Checkpoint Inhibitor Immunotherapy Drugs. JAMA Netw Open. 2019;2(5):e192535. doi:10.1001/jamanetworkopen.2019.2535
3. Meyers DE, Bryan PM, Banerji S, Morris DG. Targeting the PD-1/PD-L1 axis for the treatment of non-small-cell lung cancer. *Curr Oncol.* 2018;25(4):e324-e334. doi:10.3747/co.25.3976

SOLUTION: NOVEL PLATFORM TO TREAT CANCER


GENES
Multiple tumor suppressor genes
SYNERGIES
Modern approach using combination therapy
CANCERS
Genetic mutations found in other cancers

ONCOPREX™ TARGETS CANCER AT ITS CORE

DOTAP: CHOL-TUSC2


TUSC2


Injured cell
Apoptosis



CONTROLS CELL SIGNALING	STIMULATES APOPTOTIC PATHWAYS	MODULATES IMMUNE RESPONSE
Pan-kinase inhibition decreases cell proliferation	Leads to programmed cell death	Promotes immune activity against cancer

ONCOPREX INHIBITS KEY CELL SIGNALING

TUSC2 TUMOR SUPPRESSOR GENE HAS PAN-KINASE ACTIVITY THAT CAN OVERCOME CANCER RESISTANCE PATHWAYS



EGF
EGFR
Inhibition
TUSC2
PI3K
Ras
AKT
Raf
MAPKK
GSK-3
MAPK
Nucleus
Cell Survival Proliferation



Apoptotic Stimuli Oncogenic Stress
Intrinsic Apoptosis Signaling Pathway
Inhibition
TUSC2
MDM2
P53
CYT C
Mitochondria
Inhibition
BCL2
BAK BAX
ATP
Apaf1
ADP
ADP
TUSC2
CYT C
Casp9
Casp9
Caspase Cascades
Apoptosis

ONCOPREX AFFECTS TUMOR IMMUNOGENICITY

TUSC2 ALSO SHOWN TO UPREGULATE NK AND CD8+ T CELLS, AND DOWNREGULATE PD-L1 RECEPTORS



TUSC2
Nucleus
IL-15
mRNA
Ribosome
IL-15
IL-15
Immature
NK cells
Mature
NK cells

NANOVESICLE DELIVERY SYSTEM

CATIONIC LIPID NANOVESICLE CARRIES DRUG TO TUMORS



Positively charged nanovesicle
TUSC2 gene Cassette
Negatively charged cancer cell
Nanovesicle attaches to cancer cell like a magnet
Cancer killing genes integrate into cell
Cell death

Our **non-viral,** biodegradable, **positively-charged lipid nanovesicle** has affinity to negatively-charged cancer cells, with a **10- to 25-fold uptake** in cancer cells vs. normal cells and has been **well tolerated in humans** with **> 50 study patients.**

RESEARCH AND DEVELOPMENT PIPELINE

PATHWAY TO APPROVAL



PRECLINICAL
CLINICAL PHASE 1
CLINICAL PHASE 2
CLINICAL PHASE 3
NON-SMALL CELL LUNG CANCER
ONCOPREX + TARGETED THERAPIES
ONCOPREX + ERLOTINIB
ONCOPREX + OSIMERTINIB
ONCOPREX + IMMUNOTHERAPIES
ONCOPREX + PEMBROLIZUMAB
U.S. FDA Fast Track Designation

ONCOPREX MONOTHERAPY

PHASE I

DOSE ESCALATION STUDY

Explore toxicity and tolerability in patients.

Phase I monotherapy results:

- 31 Stage IV patients with at least 1 of 6 trial doses
- 23 patients evaluable
- Cancer growth halted in 5 of 23 patients
- Stable disease n=5; responses n=3
- Maximum Tolerated Dose (MTD) established
- Well-tolerated in patients



(Responses in late-stage metastatic lung cancer patient)

Source: Phase I Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans. Lu, C. et al. PLOS One. 2012.

ONCOPREX + ERLOTINIB COMBINATION

PHASE II PRELIMINARY DATA IN SUBJECTS WITH OR WITHOUT EGFR MUTATIONS

PATIENT EGFR STATUS	RESPONSE	PRIOR THERAPY	LINE OF THERAPY
Positive (exon 18+20)	CR	Chemo	3
Negative	24% regression Target Lesion	Chemo / anti-PD1	2
Negative	30% regression one Target Lesion 18% regression all Target Lesion	Chemo / anti-PD1	6
Positive (exon 21) / T790M Negative	Tumor Regression Metabolic response *PET Scan*	Erlotinib *Multiple cycles*	3
Positive (exon 21)	SD	Erlotinib	2
Negative	SD	Chemo	2
Negative	SD	Chemo	4

- *Combination therapy (re)sensitizes lung cancer cells and/or overcomes resistance to targeted therapies and other classes of drugs (i.e. anti-PD1 inhibitor). Slowed tumor progression in 7 out of 9 patients – 78% disease control rate (DCR; RECIST criteria).*
- *9 out of 10 patients evaluable to date, all but one received prior treatments. One subject withdrew consent.*
- *Genprex does not intend to reopen enrollment in the Phase I/II trial at this time*

ONCOPREX + ERLOTINIB COMBINATION


Swimmer Plot of Best Response, with Time on Study
EGFR status/mutation
Negative
Negative
Positive (exon 18+20)
Negative
Negative
Negative
Negative
Negative
Positive (exon 21)
Negative
Negative
Positive (exon 21)
SD
SD
CR
SD
SD
SD
SD
SD
SD
SD
SD
SD
★ Chemotherapy
▲ Chemotherapy+Immunotherapy
● Erlotinib
0
10
20
30
40
Weeks
Dose Level
Ph1DL1
Ph1DL2
Ph1DL3
Ph2

ONCOPREX SHOWS SYNERGY WITH IMMUNOTHERAPIES

TUSC2 IS SYNERGISTIC WITH ANTI-PD1 IN A SYNGENEIC MOUSE MODEL OF LUNG CANCER



Survival on Lung Metastasis Model
Percent survival
100
50
0
10
15
20
25
Days
Control
PD1+CTLA4
TUSC2
TUSC2+PD1
TUSC2+PD1+CTLA4

TUSC2+anti-PD1 exhibit greater antitumor activity than either agent alone or control.



Non-Treated
TUSC2-Treated

TUSC2+anti-PD1 combination significantly prolonged survival in a lung metastasis model refractory to checkpoint blockade alone.

ONCOPREX SHOWS SYNERGY WITH IMMUNOTHERAPIES

TUSC2 IS SYNERGISTIC WITH ANTI-PD1 IN A HUMANIZED MOUSE MODEL OF LUNG CANCER

TUSC2 + PEMBRO

Strong antitumor immune responses of anti-PD1 were found against PDX tumors developed in humanized mice.


Humanized (Wk2)
Non-Humanized (Wk2)
Control
TUSC2
Pembro
Comb

TUSC2 + PEMBRO + CHEMO

TUSC2+anti-PD1+chemo combination resulted in metastasis regression significantly greater than either TUSC2 alone or antiPD1+chemo.


Post-Treatment (Wk5)
No Treatment
TUSC2
Carbo+ Pembro
Carbo+Pembro+ TUSC2

TIMELINE

HIGHLIGHTS FROM OUR JOURNEY

2009
Genprex was founded

2010
Entered into sponsored research agreement with MD Anderson Cancer Center

2012
Phase I monotherapy clinical trial of Oncoprex is published

2014
Phase I/II clinical trial evaluating Oncoprex in combination with erlotinib begins

2015
Commenced initial preclinical studies evaluating Oncoprex in combination with immunotherapies

2017
Positive, encouraging interim data is published from the Phase II clinical trial and the preclinical studies of Oncoprex + immunotherapies

2018
Initiated additional pre-clinical research with MDACC for Oncoprex + immunotherapies

2019
Continued scaling up manufacturing process; developed trial design for Oncoprex + immunotherapies trial; Positive preclinical data published for Oncoprex + immunotherapies

KEY MILESTONES 2020

MANUFACTURING

- Complete preparation of lipid nanoparticle delivery system and TUSC2 DNA plasmid for clinical expansion
- Complete manufacturing scale-up to support trial site expansion and commercial-scale development

CLINICAL

- Prepare and file INDs for Oncoprex + osimertinib and Oncoprex + pembrolizumab clinical trials
- Contract with new clinical sites and begin enrolling patients

RESEARCH & DEVELOPMENT

- Pursue additional preclinical research, including new cancer indications
- Publish interim data from Oncoprex + pembrolizumab clinical trial and Oncoprex + osimertinib clinical trial

MARKETING

- Pursue approval of non-proprietary drug name and brand drug name
- Rebrand Oncoprex name for proprietary platform delivery system
- Increase public awareness of company news and developments

MEET OUR TEAM

COMPANY MANAGEMENT



RODNEY VARNER, JD

Chairman & CEO

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



RYAN CONFER, MS

CFO

- 10+ years of C-Level experience in emerging technology companies
- Extensive experience in investment management, deal negotiation and technology transfer



KALYN DABBS

Senior Manager of Communications

- Experienced medical communicator, working with top, global healthcare companies to bring products to commercialization



JULIEN L. PHAM, MD, MPH

President & COO

- Physician and serial entrepreneur with 15+ years exp. in clinical medicine, research, and innovation
- Former faculty at Harvard Medical School



ERIC CHAPDELAINE

Senior Director of Pharmaceutical Sciences and Manufacturing

- 15+ years of experience driving growth in the pharmaceutical and biotech industry

MEET OUR TEAM

SCIENTIFIC ADVISORY BOARD



JACK A. ROTH

MD, FACS, Chairman

- Professor and Bud Johnson Distinguished Clinical Chair, Department of Thoracic and Cardiovascular Surgery; Chief, Section of Thoracic Molecular Oncology; Professor of Molecular and Cellular Oncology; UT MD Anderson Cancer Center
- Director, W.M. Keck Center for Innovative Cancer Therapies



PASI ANTERO JÄNNE

MD, PhD

- Professor of Medicine, Harvard Medical School; Director of Dana Farber Cancer Institute Lowe Center for Thoracic Oncology; Scientific Director of the Belfer Center for Applied Cancer Science



TONY S. K. MOK

MD, FRCP(C), FHKCP, FHKAM

- Professor and Chair of Clinical Oncology, the University of Hong Kong; Co-founder of the Lung Cancer Research Group
- Chairman, Department of Clinical Oncology; Professor of Clinical Oncology, Chinese University Hong Kong



GEORGE SIMON

MD

- Professor, Department of Thoracic/Head and Neck Medical Oncology, Division of Cancer Medicine, UT MD Anderson Cancer Center

MEET OUR TEAM

BOARD OF DIRECTORS



RODNEY VARNER, JD

Chairman of the Board

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



ROBERT PEARSON, MBA

Board Director

- Strategic Advisor, W2O Group
- Deep global media and communications experience in pharmaceutical (Novartis) and technology (Dell)



DAVID FRIEDMAN, JD

Board Director

- Head of Strategy and Corporate Projects, Victory Capital
- Deep expertise in financial, legal and operations



JAMES E. ROTHMAN, PHD

Strategic Advisor to the Board

- 2013 Nobel Prize in Physiology/Medicine
- Member of the National Academy of Sciences and its Institute of Medicine; Professor of Biomedical Sciences, Yale University; Chairman of the Department of Cell Biology, Yale School of Medicine; Director of the Nanobiology Institute, Yale West Campus

Genprex

NASDAQ: GNPX

1601 Trinity St, Bldg B, Suite 3.322, Austin TX 78712 | 1 Broadway, Cambridge, MA 02142

(877) 774 - GNPX | investors@genprex.com